                                                                Exhibit 4(f)(v)

                              CERTIFICATE OF TRUST
                                       OF
                       NEW YORK COMMUNITY CAPITAL TRUST VI

     This Certificate of Trust of New York Community Capital Trust VI ("Trust") is being duly executed and filed by the undersigned trustees to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C.(S).3801 et seq.) (the "Act").

          1. Name. The name of the statutory trust formed hereby is New York Community Capital Trust VI.

          2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 N. Market Street, Wilmington, Delaware 19890-0001, Attention: Corporate Trust Administration.

     IN WITNESS WHEREOF, the undersigned have executed this Certificate of Trust in accordance with Section 3811 of the Act.

                               WILMINGTON TRUST COMPANY, not in its
                               individual capacity but solely as Trustee


                               By: Christopher J. Slaybaugh
                                   ---------------------------------------------
                               Name: Christopher J. Slaybaugh
                               Title: Financial Services Officer


                               /s/ Joseph R. Ficalora
                               -------------------------------------------------
                               Joseph R. Ficalora, not in his
                               individual capacity but as Administrative Trustee


                               /s/ Robert Wann
                               -------------------------------------------------
                               Robert Wann, not in his
                               individual capacity but as Administrative Trustee


                               /s/ Thomas R. Cangemi
                               -------------------------------------------------
                               Thomas R. Cangemi, not in his
                               individual capacity but as Administrative Trustee